UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2023 (February 8, 2023)

GOAL ACQUISITIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40026	85-3660880
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 717-7678

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PUCKU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	PUCK	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PUCKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.450 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Amended and Restated Business Combination Agreement and Merger Agreement

On February 8, 2023, Goal Acquisitions Corp., a Delaware corporation (the “Company”), entered into an Amended and Restated Business Combination Agreement (the “Amended and Restated Business Combination Agreement”) with Goal Acquisitions Nevada Corp., a Nevada corporation (“Goal Nevada”), Digital Virgo Group, a French corporation (société par actions simplifiée) (“Digital Virgo”), all shareholders of Digital Virgo (the “Digital Virgo Shareholders”), and IODA S.A., in its capacity as the “DV Shareholders Representative” (as defined in the Amended and Restated Business Combination Agreement), which amends and restates the Business Combination Agreement, dated as of November 17, 2022, by and among the Company, Digital Virgo, and certain other parties in its entirety.

Concurrently with the execution of the Amended and Restated Business Combination Agreement, the Company and Goal Nevada entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company will, prior to the Closing (as defined below), reincorporate as a Nevada corporation by merging with and into Goal Nevada, a newly-formed wholly-owned subsidiary of the Company, with Goal Nevada surviving the merger (the “Reincorporation Merger”).

Pursuant to the Amended and Restated Business Combination Agreement and after the consummation of the Reincorporation Merger, Digital Virgo will acquire all of the outstanding shares of Goal Nevada whereby the outstanding shares of Goal Nevada will be exchanged for shares of Digital Virgo by means of a statutory share exchange under Nevada law (the “Exchange”). The time of the closing of the Exchange is referred to herein as the “Closing.” The date of the Closing is referred to herein as the “Closing Date.”

The Amended and Restated Business Combination Agreement and the Exchange, as well as the Merger Agreement and the Reincorporation Merger, were approved by the board of directors of the Company.

Below is a description of the Amended and Restated Business Combination Agreement and the Exchange, as well as the Merger Agreement and the Reincorporation Merger. The description below does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein and the Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

The Reincorporation Merger and the Exchange

Subject to, and in accordance with, the terms and conditions of the Merger Agreement, the Company will, prior to the Closing, reincorporate as a Nevada corporation by merging with and into Goal Nevada, a newly-formed wholly-owned subsidiary of the Company, with Goal Nevada surviving the merger. Each unit of the Company (which is comprised of one share of common stock of the Company and one warrant to purchase one share of common stock of the Company), share of common stock of the Company and warrant to purchase shares of common stock of the Company issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted, respectively, into units of Goal Nevada, shares of common stock of Goal Nevada and warrants to purchase shares of common stock of Goal Nevada (respectively, “Goal Nevada Units,” “Goal Nevada Shares” and “Goal Nevada Warrants”) on a one-for-one basis, which will have substantially identical rights, preferences and privileges as the units sold in the Company’s initial public offering and simultaneous private placement, the Company’s common stock, par value $0.0001 per share, and the warrants which were included in the units that were sold in the Company’s initial public offering and simultaneous private placement.

Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, Digital Virgo will effect a series of related transactions, in each case, upon the terms and subject to the conditions set forth in the Amended and Restated Business Combination Agreement, including the following:

●	Prior to the Closing, Digital Virgo will convert into a French public limited company (société anonyme);
●	After the conversion into a French public limited company (société anonyme) and prior to the Closing, Digital Virgo and the Digital Virgo Shareholders intend to effect a placement of ordinary shares of Digital Virgo to certain institutional and other investors (the “PIPE Investors”) through both primary and/or secondary offerings (the “PIPE Investment”), including the sale of a number of Digital Virgo ordinary shares held by the Digital Virgo Shareholders in exchange for $125,000,000 in cash;

●	Immediately after the PIPE Investment, Digital Virgo will (i) effect a reverse share split of all of its existing shares pursuant to a conversion parity which is expected to be 10 to 26, including the shares purchased by the PIPE Investors in the PIPE Investment, (ii) change the par value of all such existing shares from €0.10 to €0.26 and (iii) rename all such existing shares to Class A ordinary shares (the “Digital Virgo Class A Ordinary Shares”) (together, the “Reverse Share Split”). Immediately after the completion of the Reverse Share Split, the Digital Virgo Class A Ordinary Shares held by IODA S.A., the controlling shareholder of Digital Virgo, will be converted into Class B preferred shares, par value €0.26 per share of Digital Virgo (the “Digital Virgo Class B Shares”), on a one-for-one basis, with such shares having identical rights to the Digital Virgo Class A Ordinary Shares except that the Digital Virgo Class B Shares will have two votes for each share

Subject to, and in accordance with, the terms and conditions of the Amended and Restated Business Combination Agreement, at the Closing, (i) Digital Virgo will acquire all of the issued outstanding Goal Nevada Shares pursuant to articles of exchange filed with the Nevada Secretary of State in accordance with the Nevada Revised Statutes, whereby each issued and outstanding Goal Nevada Share will be exchanged for one Digital Virgo Class A Ordinary Share by means of a statutory share exchange under Nevada law (the “Exchange”) and (ii) each Goal Nevada Warrant will be automatically exchanged for one warrant issued by Digital Virgo that will be exercisable for one Digital Virgo Class A Ordinary Share. All outstanding Goal Nevada Units will be separated into their underlying securities immediately prior to the Exchange.

In addition, at the Closing, (i) 5,000,000 Class C preferred shares, par value €0.26 per share, of Digital Virgo (the “DV Earnout Shares”) will be issued to and deposited with one or more escrow agents and will be disbursed to the Digital Virgo Shareholders, in whole or in part, after the Closing, if both an earnout milestone based on “EBITDA” (as defined in the Amended and Restated Business Combination Agreement) and a share price milestone are met and (ii) 1,293,750 Class C preferred shares, par value €0.26 per share, of Digital Virgo (the “Sponsor Earnout Shares”) will be issued to and deposited with an escrow agent and will be disbursed to Goal Acquisitions Sponsor LLC (the “Sponsor”), after the Closing, if a share price milestone is met. The earnout milestone will be met if Digital Virgo’s EBITDA for any fiscal year ending on or before December 31, 2027 is equal or greater than $60,000,000, in which case 2,500,000 DV Earnout Escrow Shares will be released to the Digital Virgo Shareholders. The share price milestone will be met if Digital Virgo’s share price is equal to or greater than $15.00 for at least 20 out of 30 consecutive trading days (counting only those trading days in which there is trading activity) from the period starting from the date immediately following the Closing Date and ending on December 31, 2026, in which case 2,500,000 DV Earnout Escrow Shares will be released to the Digital Virgo Shareholders and all of the Sponsor Earnout Shares will be released to the Sponsor. Any DV Earnout Shares remaining in the earnout escrow account that have not been released to the Digital Virgo Shareholders will be released to Digital Virgo, and any Sponsor Earnout Shares remaining in the earnout escrow account that have not been released to the Sponsor will be released to Digital Virgo. The Class C preferred shares of Digital Virgo will have identical rights to the Digital Virgo Class A Ordinary Shares except that the Class C preferred shares will have no voting rights. If and when the Class C preferred shares are released from escrow to the Digital Virgo Shareholders or the Sponsor, as applicable, such shares shall be automatically be converted into Digital Virgo Class A Ordinary Shares, on a one-for-one basis, with full voting rights as of their respective date of disbursement by the escrow agent. “EBITDA” means the “Adjusted EBITDA” of Digital Virgo as currently calculated by Digital Virgo for its reporting requirements under its existing credit facility, which is a non-GAAP measure and should not be construed as more relevant measures of operational performance than financial information under generally accepted accounting principles (GAAP).

As described below, the Sponsor has agreed to forfeit 646,875 shares of common stock of the Company for no consideration effective as of the Closing.

Representations and Warranties; Covenants

The parties to the Amended and Restated Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. Except in certain limited instances, the representations and warranties made under the Amended and Restated Business Combination Agreement will not survive the Closing.

In addition, the parties to the Amended and Restated Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its commercially reasonable efforts to cause the transactions contemplated by the Amended and Restated Business Combination Agreement (the “Transactions”) to be consummated in an expeditious manner, (ii) a covenant of the Company to convene a special meeting of the stockholders of the Company to approve the stockholder proposals, except that the board of directors of the Company may fail to make, amend, change, withdraw, modify, withhold or qualify its recommendation (a “Change in Recommendation”) in response to an Intervening Event (as defined in the Amended and Restated Business Combination Agreement, which does not include matters relating to an alternative transaction) if it determines in good faith, after consultation with its outside legal counsel and financial advisors, that a failure to make a Change in Recommendation would be a breach by the board of directors of its fiduciary obligations to the Company’s stockholders under applicable law, (iii) covenants providing that the parties will not solicit, initiate, submit, facilitate, discuss or negotiate any inquiry, proposal or offer with respect to any alternative transaction, (iv) a covenant by Digital Virgo to deliver to the Company audited financial statements that have been audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor and other audited and unaudited financial statements of Digital Virgo that are required to be included in the proxy statement, and (v) if the Company or Digital Virgo has received a proposal that it believes is superior to the proposed committed capital on demand facility (“CCOD”), for which the Company has received a term sheet, a covenant by the Company and Digital Virgo to discuss the terms of such proposal in good faith and whether to proceed with such proposal instead of the proposed CCOD.

Conditions to Each Party’s Obligations

Under the Amended and Restated Business Combination Agreement, the obligations of the parties (or, in some cases, some of the parties) to consummate the Transactions are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the accuracy of representations and warranties as of the signing of the Amended and Restated Business Combination Agreement and as of the Closing Date, subject to materiality and material adverse effect qualifiers set forth in the Amended and Restated Business Combination Agreement, (ii) material compliance with pre-closing covenants, (iii) no material adverse effect both for the Company and Digital Virgo, (iv) the delivery of customary closing certificates, (v) the absence of a legal prohibition on consummating the Transactions, (vi) approval by the Company’s stockholders and the consummation of the Reincorporation Merger, (vii) approval of a listing application on Nasdaq for the Digital Virgo Class A Ordinary Shares, (viii) the “Available Cash” (which is defined to include the amount released from the Company’s trust account, after giving effect to redemptions, repayment of the Company’s working capital loans and the Transactions, but without giving effect to payment of any of the parties’ transaction expenses, plus any amounts delivered to the Company or Digital Virgo at or prior to the Closing pursuant to any investments) is equal to or greater than $20,000,000, (ix) the delivery of a fully executed and binding committed capital on demand facility for at least $100,000,000 (or a lesser amount as determined by Digital Virgo) of post-Closing capital (the “CCOD”), (x) the Company having at least $5,000,001 of net tangible assets remaining after giving effect to redemptions and (xi) dissenters’ rights under Nevada law not being available in connection with the Exchange.

Termination

The Amended and Restated Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, (i) by mutual written consent of the Company and Digital Virgo, (ii) upon any injunction or other governmental order preventing the consummation of the Transactions which shall have become final and non-appealable, (iii) upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured), (iv) if the Closing has not occurred by April 30, 2023 (the “Termination Date”), provided, that the Termination Date shall be automatically extended for two (2) months if the Closing shall not have occurred by April 30, 2023, (v) by Digital Virgo, if the Company fails to consummate the Transactions following the satisfaction of the conditions to the Company’s closing, (vi) by Digital Virgo, if the Company fails to consummate the Transactions prior to the Termination Date (as such date may be extended, if at all) as a result of the Company’s failure to satisfy the Available Cash closing condition and/or the CCOD closing condition, and (vii) by the Company, if Digital Virgo fails to consummate the Transactions following the satisfaction of the conditions to Digital Virgo’s closing.

Digital Virgo will be obligated to pay the Company a termination fee of $2,000,000 if the Amended and Restated Business Combination Agreement is terminated by the Company pursuant to clause (vii) of the preceding paragraph.

The Company will be obligated to pay Digital Virgo a termination fee of $2,000,000 if the Amended and Restated Business Combination Agreement is terminated by Digital Virgo pursuant to clauses (v) or (vi) of the preceding paragraph.

Note Regarding the Amended and Restated Business Combination Agreement

The Amended and Restated Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Amended and Restated Business Combination Agreement. The Amended and Restated Business Combination Agreement has been included as Exhibit 2.1 hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Amended and Restated Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Amended and Restated Business Combination Agreement, which were made only for purposes of the Amended and Restated Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Amended and Restated Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Amended and Restated Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Amended and Restated Business Combination Agreement may be subject to subsequent waiver or modification by the parties in their sole discretion without prior public notice. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Amended and Restated Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Other Agreements

The Amended and Restated Business Combination Agreement contemplates the execution of various additional agreements and instruments, including, among others, the following:

Amended and Restated Sponsor Support Agreement

Concurrently with the execution of the Amended and Restated Business Combination Agreement, the Sponsor and certain other persons parties thereto entered into an Amended and Restated Sponsor Support Agreement (the “Amended and Restated Sponsor Support Agreement”), which amends and restates the Sponsor Support Agreement, dated as of November 17, 2022, by and among the Sponsor and certain other parties in its entirety, pursuant to which each of the Sponsor and such other persons has agreed to, among other things, (i) vote all of its shares of common stock of the Company in favor of the Transactions and each of the other proposals presented by the Company at the special meeting of stockholders with respect to the Transactions, (ii) waive its redemption rights with respect to its shares of common stock of the Company in connection with the Transactions and (iii) not transfer any securities of the Company until the Closing or termination of the Amended and Restated Business Combination Agreement (except in limited circumstances).

The foregoing description of the Amended and Restated Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated Investor Rights Agreement

Concurrently with the execution of the Amended and Restated Business Combination Agreement, Digital Virgo, the Company, the Sponsor, the Digital Virgo Shareholders and certain other persons parties thereto entered into an Amended and Restated Investor Rights Agreement (the “Amended and Restated Investor Rights Agreement”), which amends and restates the Investor Rights Agreement, dated as of November 17, 2022, by and among the Company, Sponsor, the Digital Virgo Shareholders and certain other parties in its entirety. Pursuant to the Amended and Restated Investor Rights Agreement, (i) the board of directors of Digital Virgo shall be comprised of thirteen (13) directors at and immediately following the Closing, of which, five (5) individuals shall be proposed by the Sponsor (the “Sponsor Directors”) for so long as the Sponsor and the “Other Holders” (as defined in the Amended and Restated Investor Rights Agreement, and their respective permitted transferees) own at least 50% of the number of the Digital Virgo Shares owned by the Sponsor and the Other Holders on the Closing Date (which shall be reduced to three (3) individuals if that percentage drops to 25%) and eight (8) individuals shall be proposed by the Digital Virgo Shareholders (acting through their representative, IODA S.A.) for so long as the Digital Virgo Shareholders (and their permitted transferees) own at least 50% of the number of the Digital Virgo Shares owned by the Digital Virgo Shareholders on the Closing Date (which shall be reduced to five (5) individuals if that percentage drops to 25%), (ii) the board of directors of Digital Virgo shall be divided into three classes of directors, with each class serving for staggered three-year terms, provided that the Sponsor Directors shall be Class III directors, (iii) the Sponsor shall be able to propose two (2) non-voting board observers, (iv) the Digital Virgo Shareholders shall be able to propose one (1) non-voting board observer, (v) Digital Virgo will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights, and (vi) the Digital Virgo Shareholders, the Sponsor and the Other Holders agree to a six (6) month lock-up period for their Digital Virgo Shares, subject to certain exceptions, provided that the Digital Virgo Shares held by IODA S.A. will be subject to additional transfer restrictions if such transfer would result in a default or event of default under Digital Virgo’s existing credit facility.

The foregoing description of the Amended and Restated Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Initial Shareholders Forfeiture Agreement

Concurrently with the execution of the Amended and Restated Business Combination Agreement, the Sponsor and the Company entered into an Amended and Restated Initial Shareholders Forfeiture Agreement (the “Amended and Restated Initial Shareholders Forfeiture Agreement”), which amends and restates the Initial Shareholders Forfeiture Agreement, dated as of November 17, 2022, by and between the Sponsor and the Company in its entirety, pursuant to which the Sponsor agreed to forfeit 646,875 shares of common stock of the Company for no consideration effective as of the Closing.

The foregoing description of the Amended and Restated Initial Shareholders Forfeiture Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Initial Shareholders Forfeiture Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 9, 2023, the Company and Digital Virgo issued a press release announcing the execution of the Amended and Restated Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to the Company and Digital Virgo. Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed Transactions, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and Digital Virgo believes that there is a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and Digital Virgo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Transactions, which is expected to be filed by the Company with the SEC, and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this Current Report. Forward-looking statements in this Current Report include statements regarding the proposed Transactions, including the timing and structure of the Transactions, the proceeds of the Transactions and the benefits of the Transactions. Neither the Company nor Digital Virgo can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: Digital Virgo’s ability to enter into agreements with telecommunications companies, content providers, and end users of its mobile payment services; Digital Virgo’s dependence on advertising networks on the internet and mobile devices and the impact of recent changes in demand for internet and mobile advertising; risks associated with operating internationally, including currency risks and legal, compliance, and execution risks of operating internationally; risks associated with the competitiveness of the mobile payment and targeted online advertising markets; risks associated with the regulation of targeted advertising, payment services, telecommunications, and the processing of personal data; the volatility of economic conditions in emerging markets where Digital Virgo conducts business; risks associated with the development of mobile networks upon which Digital Virgo relies in conducting its business; Digital Virgo’s ability to manage its rapid growth; Digital Virgo’s ability to keep pace with technological innovations in the mobile payment services and targeted online advertising sectors; risks associated with Digital Virgo’s acquisitions and geographic expansion strategy; Digital Virgo’s ability to maintain favorable terms with its key suppliers; risks associated with the non-recovery of receivables from customers; risks associated with the non-recovery of debts from telecom operators or aggregators; risks associated with Digital Virgo’s business relationships with telecom operators and advertising clients; Digital Virgo’s ability to obtain content under attractive conditions; risks associated with cashflow and liquidity; risks associated with intellectual property; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of the Company is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by the Company’s stockholders exceeds expectations or current market norms; the ability of Digital Virgo or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transactions; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and also those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated February 16, 2021 and the Company’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, Digital Virgo, their respective directors, officers, affiliates, advisers or employees (or any other person) that the Company and Digital Virgo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and Digital Virgo as of the date of this Current Report. Risks in addition to those set forth herein may also materialize. Moreover, the Company’s and Digital Virgo’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this Current Report. There may also be additional risks that neither the Company nor Digital Virgo presently know, or that neither the Company nor Digital Virgo currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect the Company’s or Digital Virgo’s expectations, plans or forecasts of future events and views after the date of this Current Report. Subsequent events and developments may cause the Company’s and Digital Virgo’s assessments to materially change. While the Company and Digital Virgo may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither the Company nor Digital Virgo undertakes to update, supplement or amend any of the forward-looking statements in this Current Report at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or Digital Virgo as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

In connection with the proposed Transactions, Digital Virgo will file a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with respect to the stockholder meeting of the Company to vote on the proposed Transactions. Stockholders of the Company and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus as well as other documents to be filed with the SEC. These documents will contain important information about the Company, Digital Virgo and the proposed Transactions. The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Transactions. Once available, stockholders of the Company will also be able to obtain a copy of the proxy statement/prospectus and other documents filed with the SEC without charge, by directing a request to: Goal Acquisitions Corp., Attention: William T. Duffy, telephone: (888) 717-7678. The preliminary proxy statement/prospectus and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Digital Virgo and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transactions described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of the Company’s securities is set forth in the Company’s Definitive Prospectus filed with the SEC on February 16, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed Transactions will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Goal Acquisitions Corp., Attention: William T. Duffy, telephone: (888) 717-7678.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Digital Virgo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1*	Amended and Restated Business Combination Agreement, dated as of February 8, 2023, by and among Goal Acquisitions Corp., Goal Acquisitions Nevada Corp., Digital Virgo Group, all shareholders of Digital Virgo Group, and IODA S.A.
2.2	Agreement and Plan of Merger, dated as of February 8, 2023, by and between Goal Acquisitions Corp. and Goal Acquisitions Nevada Corp.
10.1	Amended and Restated Sponsor Support Agreement, dated as of February 8, 2023, by and among Goal Acquisitions Sponsor LLC, certain other persons parties thereto, Goal Acquisitions Corp., Goal Acquisitions Nevada Corp. and IODA S.A.
10.2	Amended and Restated Investor Rights Agreement, dated as of February 8, 2023, by and among Digital Virgo Group, Goal Acquisitions Corp., Goal Acquisitions Sponsor LLC and certain other persons parties thereto.
10.3	Amended and Restated Initial Shareholders Forfeiture Agreement, dated as of February 8, 2023, by and between Goal Acquisitions Sponsor LLC and Goal Acquisitions Corp.
99.1	Press Release issued by Goal Acquisitions Corp. and Digital Virgo Group on February 9, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Company may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2023

Goal Acquisitions Corp.

By:	/s/ William T. Duffy
Name:	William T. Duffy
Title:	Chief Financial Officer and Chief Operating Officer